UBS Series Trust—U.S. Allocation Portfolio
Supplement to the prospectus dated May 1, 2008
(the “Prospectus”)

August 21, 2008

Dear Investor,

The purpose of this supplement is to revise information regarding U.S. Allocation Portfolio (the “fund”). At the meeting held on July 15-16, 2008, the Board of Trustees of the fund approved a fee waiver and expense reimbursement agreement, effective August 1, 2008 between UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and UBS Series Trust, on behalf of the fund.

As a result, the Prospectus is revised as follows:

In the section captioned “Expenses and fee tables,” the table sub-headed “Annual fund operating expenses” on page 8 of the Prospectus is revised by replacing the table in its entirety with the following:

Annual fund operating expenses# (expenses that are deducted from fund assets)

	Class H	Class I

Management fees	0.50%	0.50%
Distribution and/or service (12b-1) fees	None	0.25
Other expenses(1)	0.47	0.47

Total annual fund operating expenses	0.97	1.22

Less management fee waiver/expense reimbursements(2)	0.27	0.27
Net expenses(2)	0.70	0.95

#	Annual fund operating expenses are based on the fund’s expenses for the fiscal year ended December 31, 2007, restated to reflect contractual arrangements as of August 1, 2008.
(1)	Includes the fund’s share of the fees and expenses of any other fund in which the fund invested. These fees and expenses were less than 0.01% of the average net assets of the fund.
(2)	Effective August 1, 2008, the fund and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive

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its management fee and/or reimburse the fund so that the fund’s ordinary total operating expenses through April 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 0.70% for Class H shares and 0.95% for Class I shares. The fund has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund’s expenses in any of those three years to exceed this expense cap.

The section captioned “Expenses and fee tables” and sub-headed “Example” on page 8 of the Prospectus is deleted in its entirety and replaced with the following:

Example

This example, which reflects the fund’s operating expenses listed above, is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The following example does not include the effect of contract expenses and charges. If it did so, the costs shown would be higher. For more information about contract expenses and charges, see the contract prospectus.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain at the levels shown in the table above, except for the period when the fund’s expenses are lower due to its contractual fee waiver/expense reimbursement agreement. Although your actual costs (not including contract expenses and charges) may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class H	$72	$282	$510	$1,165
Class I	97	360	644	1,453